Exhibit 10.5

FIRST AMENDMENT TO SECURED LINE OF CREDIT PROMISSORY NOTE

This First Amendment to Secured Line of Credit Promissory Note (this “Amendment”) effective as of the 26th day of August, 2008 (the “Effective Date”), is made and entered into by and between UNITED DEVELOPMENT FUNDING X, L.P., a Delaware limited partnership (“Borrower”), and UNITED DEVELOPMENT FUNDING III, L.P., a Delaware limited partnership (“Lender”).

R E C I T A L S:

A.           Lender has committed to advance funds to Borrower pursuant to that certain Secured Line of Credit Promissory Note dated November 12, 2007, in the original principal amount of up to U.S. Seventy Million and NO/100 Dollars ($70,000,000.00) (the “Note”; capitalized terms not defined in this Amendment shall have the respective meanings given to such terms in the Note).

B.           Lender’s maximum Commitment to Borrower under the Note is U.S. Seventy Million and NO/100 Dollars ($70,000,000.00).

C.           Pursuant to this Amendment, Lender and Borrower desire that, effective as of the Effective Date, Lender’s maximum Commitment to Borrower under the Note shall be reduced to U.S. Twenty-Five Million and NO/100 Dollars ($25,000,000.00).

A G R E E M E N T:

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1.           Reduction in Commitment.  Effective as of the Effective Date, the definition of “Commitment” set forth in Section 1 of the Note is hereby deleted and replaced in its entirety with the following:

“Commitment” shall mean the aggregate amount of up to U.S. Twenty-Five Million and NO/100 Dollars ($25,000,000.00).

2.           Principal Amount. All references in the Note and the other Loan Documents to the U.S. Seventy Million and NO/100 Dollars ($70,000,000.00) principal amount of the Note, whether in words or numbers, are hereby deleted and deemed replaced with U.S. Twenty-Five Million and NO/100 Dollars ($25,000,000.00).

3.           Renewal of Note and Liens.  Borrower hereby renews, but does not extinguish, the Note and promises to pay to the order of Lender, all amounts due under the Note, or so much thereof as may be outstanding, together with interest at the rate and in the manner specified in the Note, as modified herein.  Borrower promises to observe, comply with and perform each and every of the terms and provisions of the Loan Documents as herein modified.  Borrower further agrees that all terms and provisions of the Note and the other Loan Documents, including, without limitation, all instruments creating or fixing the liens securing the same, shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.  All liens are hereby carried forward from the original inception thereof, and Borrower hereby ratifies, reaffirms and confirms all of said liens from the original inception thereof.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict, or otherwise affect the obligations of Borrower under the Loan Documents.

4.           Amendment to Loan Documents.  Each Loan Document is hereby deemed to be amended in order to comply with the terms and conditions of this Amendment.  This Amendment shall be deemed to satisfy the requirement of any Loan Document that states an amendment thereto shall be in writing and executed by the parties or the party affected thereby, or any such similar language.

5.           Ratification of Note and Loan Documents.  Except as expressly amended as set forth in this Amendment, the Note and the other Loan Documents remain unchanged and are hereby ratified and confirmed in all respects.

6.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

7.           Conflicts.  If there is a conflict between the terms of this Amendment and the terms of any Loan Document, the terms of this Amendment shall control.

8.           Amendments; Waivers.  No amendment or waiver of any provision of this Amendment nor consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by the party affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9.           ENTIRE AGREEMENT.  THE LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, CONSTITUTE THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

10.           ACKNOWLEDGEMENT AND CONSENT TO PLEDGE.  THIS FIRST AMENDMENT TO SECURED PROMISSORY NOTE IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF, AND PLEDGED AS COLLATERAL TO, PREMIER BANK AND ITS ASSIGNS (“PREMIER”).  BY EXECUTION HEREOF, BORROWER CONSENTS TO SUCH SECURITY INTEREST AND PLEDGE OF THIS AMENDMENT TO PREMIER, AND CONSENTS TO THE ASSIGNMENT OF THIS AMENDMENT TO PREMIER IN ACCORDANCE THEREWITH.

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IN WITNESS WHEREOF, this Amendment has been executed and delivered on this the ____ day of __________, 2008, effective for all purposes as of the Effective Date.

BORROWER:                                                                           UNITED DEVELOPMENT FUNDING X, L.P.
a Delaware limited partnership

By:     United Development Funding X, Inc.
Its:      General Partner

By:      /s/ Hollis Greenlaw
Name:  Hollis M. Greenlaw
Its:       President and Chief Executive Officer

LENDER:                                                                           UNITED DEVELOPMENT FUNDING III, L.P.,
a Delaware limited partnership

By:  UMTH Land Development, L.P.
Its:  General Partner

By:  UMT Services, Inc.
Its:  General Partner

By:       /s/ Ben Wissink
                                Name:  Ben Wissink
Its:       Chief Operating Officer